UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2026

Contango Ore, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35770	27-3431051
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

516 2nd Avenue, Suite 401
Fairbanks, Alaska		99701
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (907) 388-7770

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CTGO	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On December 8, 2025, Contango ORE, Inc. (“Contango” or the “Company”) announced that it had entered into an arrangement agreement (the “Agreement”) to combine Contango and Dolly Varden Silver Corporation, a British Columbia corporation (“Dolly Varden”), on a merger-of-equals basis (the “Transaction”). Under the Agreement, the Company, indirectly through its wholly-owned subsidiary, will acquire all of the issued and outstanding common shares of Dolly Varden (the “Dolly Varden Shares”) at an exchange ratio of 0.1652 of a share of voting common stock of the Company (the “Contango Shares”) for each Dolly Varden Share by way of a statutory plan of arrangement (the “Arrangement”) under the Business Corporations Act (British Columbia), pursuant to the terms and conditions of the Agreement.

On January 9, 2026, in connection with the Transaction, the Company filed a preliminary proxy statement (the “Preliminary Proxy Statement”) with the Securities and Exchange Commission (“SEC”). The Preliminary Proxy Statement, which includes a proposal to effect the Transaction, is subject to completion. The Preliminary Proxy Statement is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Preliminary Proxy Statement on Schedule 14A, filed with the SEC on January 9, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the Arrangement or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO ORE, INC.

By:	/s/ Michael Clark
Mike Clark
Chief Financial Officer and Secretary

Dated: February 11, 2026